Scudder
Massachusetts
Limited Term
Tax Free Fund


Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds

A fund designed to seek double-tax-free income, exempt from both Massachusetts and regular federal income taxes consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.




SCUDDER    (logo)

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  20  Officers and Trustees
  21  Investment Products and Services
  22  Scudder Solutions



                                    In Brief

o Scudder Massachusetts Limited Term Tax Free Fund received a five-star rating from Morningstar, reflecting the highest possible rating for risk-adjusted performance through April 30, 1997.*

o As of April 30, 1997, Scudder Massachusetts Limited Term Tax Free Fund's 30-day net annualized SEC yield was 4.33%, equivalent to an 8.15% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

o For the six months ended April 30, 1997, Scudder Massachusetts Limited Term Tax Free Fund posted a total return of 1.36%. This return outpaced the 1.01% average performance of the Fund's peers according to Lipper.


* For your information, these ratings are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-year performance, and was rated among 1,257 municipal funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

              2 - Scudder Massachusetts Limited Term Tax Free Fund

                        Letter From the Fund's President
Dear Shareholders,

     We are pleased to report on Scudder Massachusetts Limited Term Tax Free Fund's performance over its most recent semiannual period. In addition to the Fund's five-star Morningstar rating (see "In Brief" on page two for more information), the Fund posted a 8.15% tax equivalent yield for investors in the highest state and federal tax brackets, significantly higher than current CD rates. And the Fund earned a positive total return of 1.36%, despite a significant rise in short-term interest rates during the period that brought about price declines for many short-term municipal bonds. Please read the discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     Please see pages 21 through 23 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund. Thank you for investing with Scudder.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Massachusetts Limited Term Tax Free Fund


              3 - Scudder Massachusetts Limited Term Tax Free Fund

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER MASSACHUSETTS LIMITED TERM
TAX FREE FUND
------------------------------------------------
1 Year          $ 10,389     3.89%     3.89%
Life of Fund*   $ 11,391    13.91%     4.15%
------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
------------------------------------------------
1 Year          $ 10,462     4.62%     4.62%
Life of Fund*   $ 11,561    15.61%     4.68%
------------------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin February 28, 1994
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,912
10/94          $10,030
4/95           $10,414
10/95          $10,840
4/96           $10,997
10/96          $11,271
4/97           $11,425

LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 year)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
10/94          $10,058
4/95           $10,401
10/95          $10,862
4/96           $11,051
10/96          $11,352
4/97           $11,561

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30
                               1994*       1995         1996        1997
                             ----------------------------------------------
NET ASSET VALUE.........    $ 11.76      $ 11.81      $ 11.94      $ 11.89
INCOME DIVIDENDS........    $   .10      $   .53      $   .52      $   .51
FUND TOTAL RETURN (%)...      -1.18         5.07         5.60         3.89
INDEX TOTAL RETURN (%)..       -.62         4.64         6.26         4.62

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


              4 - Scudder Massachusetts Limited Term Tax Free Fund

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                    32%
Other General Obligation/
Lease                              19%
Housing Finance Authority          10%
State General Obligation           10%
Student Loans                       6%
Higher Education                    5%
Electric Utility Revenue            5%
Pollution Control/Industrial
Development                         4%
Water/Sewer Revenue                 3%
Miscellaneous Municipal             6%
--------------------------------------
                                  100%
--------------------------------------
Among the Fund's diverse
holdings are several categories of
Massachusetts general obligation
bonds, which offer attractive
value, high overall quality, and
relative stability.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                               67%
AA                                10%
A                                 10%
BBB                               10%
Not Rated                          2%
Below Investment Grade             1%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

Overall credit quality remains
high, with over 75% of the bonds
in the Fund's portfolio rated AAA
or AA.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                   12%
1 - 5 years                        56%
5 - 10 years                       30%
Greater than 10 years               2%
----------------------------------------------
                                  100%
----------------------------------------------
Weighted average effective maturity: 4.1 years

Over the most recent semi-annual
period we continued to diversify
the Fund's maturities, but
reduced our position in two- to
three-year bonds because of the
possibility of further short-term
interest rate increases by the Fed.

For more complete details about the Fund's investment portfolio, see page 10.


              5 - Scudder Massachusetts Limited Term Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Massachusetts Limited Term Tax Free Fund performed well over a semiannual period that witnessed mixed performance for municipal bonds, and included an interest rate hike by the Federal Reserve. On April 30, 1997, the Fund's 30-day net annualized SEC yield was 4.33%, equivalent to a fully taxable yield of 8.15% for shareholders subject to the 46.85% combined federal and state income tax rate. The Fund's "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. The Fund's tax-equivalent yield also compares favorably with the 5.37% average yield of 2-year bank certificates of deposit as of April 30, 1997. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured.

As the accompanying graph shows, over the past six months, the Fund's tax-equivalent yield has been consistently higher than the average yield of 2-year CDs tracked nationally.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

 Scudder Massachusetts Limited Term Tax Free Fund's
 Tax-Equivalent Yield vs. National Two-Year CD Rates

 November 1996 through April 1997

LINE CHART DATA:

                       National average                  SMALTTFF
                    of two-year CD yields          tax-equivalent yield
                    ---------------------          --------------------

     11/96                   5.20%                         7.28%

     12/96                   5.15                          7.38

      1/97                   5.17                          7.71

      2/97                   5.18                          7.53

      3/97                   5.21                          7.81

      4/97                   5.37                          8.15


    Source of CD data: BanxQuote.

    Tax equivalent yields are for the 46.85% maximum federal and state tax rate.



As short-term interest rates rose during the six-month period, prices of short-term municipal bonds generally declined. Despite the rise in rates, the Fund posted a positive 1.36% total return for the six months ended April 30, 1997. During the period, $0.26 in income distributions offset a net asset value decline of $0.10 to $11.89. The Fund's total return compares favorably with the 1.01% return of the 38 similar municipal bond funds tracked by Lipper Analytical Services, Inc. As shown in the chart on page 7, the Fund's performance placed it in the top 25% of its peer group for the six-month, one-year and three-year periods:

              6 - Scudder Massachusetts Limited Term Tax Free Fund

 Consistently Above-Average Performance
 (Returns for periods ended April 30, 1997)

                                       Number
              Scudder                   of
              MALTTFF   Lipper         Funds   Percentile
  Period      return    return   Rank  tracked  Ranking
  ------      ------    ------   ----  -------  -------

 6 mos.        1.36%     1.01%   7   of  38      18%
 1 year        3.89      3.46    8   of  38      21%
 3 years*      4.85      4.33    3   of  19      16%


*Average annual returns; past performance does not guarantee future results.



                              Massachusetts Update

The Massachusetts economy is maximizing the benefits of the steady growth the national economy is experiencing. Economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. The Commonwealth will end its 1997 fiscal year with an operating surplus in its General Fund. Its largest sources of revenue -- sales and personal income taxes -- are achieving large annual growth rates.

At the root of the Commonwealth's strong finances is a robust job market. Massachusetts created over 70,000 jobs in 1996, bringing its unemployment rate for the year to 4.3% versus 5.1% in 1995. The service sector has supplied the bulk of new jobs and now comprises 35% of Massachusetts' non-agricultural employment base, 24% above the national average. Although the defense industry continues to feel the pain of federal cutbacks, the high-technology manufacturing sector has stabilized its trend of losses dating back to the 1980s.

Although future debt issuance is expected to be heavy, the Commonwealth's debt burden should remain manageable given its high wealth levels and scheduled debt retirement. Future debt issuance is expected to cover financing for transportation-related projects, particularly the Central Artery Depression, or "Big Dig."

                           Economic and Market Review

Scudder Massachusetts Limited Term Tax Free Fund's most recent semiannual period witnessed a healthy U.S. economy that combined strong consumer spending with continued low inflation. The economy experienced real (inflation-adjusted) Gross Domestic Product (GDP) growth of 2.4% during 1996, and at the close of the first quarter of 1997 was on track for GDP growth of 2.5% or higher in 1997. The stock market scaled unprecedented heights despite a short-lived sell-off in mid-March, and the bond market struggled unsuccessfully to keep up. In the midst of this healthy environment for corporate profits and the stock market, bond market participants continued to closely monitor indicators for signs of economic overheating and accelerating inflation. Their worry was reflected in the performance of the Treasury market over the Fund's semiannual period, where yields of 10-year Treasury bonds rose approximately one third of a percentage point, and prices declined 2.6%.


              7 - Scudder Massachusetts Limited Term Tax Free Fund

Municipals outperformed Treasuries during the six-month period, as yields of 10-year municipals rose only one fifth of a percentage point, and prices declined 2%. Municipal bond prices were supported by shrinking overall supply, a moderate level of new issuance, and steady demand from both individuals and institutions such as insurance companies.

                             Our Portfolio Strategy

Scudder Massachusetts Limited Term Tax Free Fund is designed to deliver double tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and 10 years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax free bonds. The Fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds. Over the Fund's most recent semi-annual period we continued to diversify the Fund's maturities, but reduced our position in two- to three-year bonds because of the possibility of further short-term interest rate increases by the Fed. The Fund also continued to emphasize premium noncallable bonds, which generally exhibit less interest rate sensitivity than bonds priced at par.

The Fund holds several types of Massachusetts general obligation (G.O.)
bonds. These bonds offer attractive value, high overall quality, and relative stability. In addition, we hold a large percentage (approximately 30% as of April 30) of pre-refunded bonds in the Fund's portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with over 75% of the bonds in the Fund's portfolio rated AAA or AA.


                                   Our Outlook

Though it is possible that the national economy's momentum will carry over for the remainder of 1997, we believe that a slight slowdown could occur later this year. U.S. consumers, the major drivers of the country's economic growth, continue to be overextended: Credit card defaults recently matched levels last seen just after the 1989-90 recession. Deregulation of key industries worldwide, the globalization of economic activity, and technological advances continue to dampen any resurgence of inflation, and any signs that the economy is slowing even slightly could soothe the bond market and diminish upward pressure on rates coming from the Federal Reserve or market participants.


              8 - Scudder Massachusetts Limited Term Tax Free Fund

We will continue to maintain a conservative investment strategy, including holding premium coupon bonds, diversifying broadly, and keeping the Fund's credit quality high. We will also search for attractive value by weighing the maturity characteristics, call features, credit quality, and income potential of each bond we consider adding to the Fund's portfolio. Thank you for your investment in Scudder Massachusetts Limited Term Tax Free Fund.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon        /s/Kathleen A. Meany

Philip G. Condon           Kathleen A. Meany





              9 - Scudder Massachusetts Limited Term Tax Free Fund

              Investment Portfolio as of April 30, 1997 (Unaudited)

                                                                                    Principal    Credit     Market
                                                                                    Amount ($)  Rating(b)  Value ($)
--------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 7.2%
--------------------------------------------------------------------------------------------------------------------
Massachusetts
Massachusetts, General Obligation, Dedicated Income Tax:
  Series B, Daily Demand Note, 3.85%, 12/1/97* ...................................   1,200,000    MIG1    1,200,000
  Series E, Daily Demand Note, 3.85%, 12/1/97* ...................................     700,000    MIG1      700,000
Massachusetts Health & Educational Facilities Authority:
  Series B, Daily Demand Note, 4%, 7/1/05 (c)* ...................................     950,000    A-1+      950,000
  Series D, Weekly Demand Note, 3.95%, 1/1/35 (c)* ...............................     200,000    SP1+      200,000
Massachusetts Industrial Finance Agency, Merritt Care, Daily Demand Note,
  3.95%, 4/1/09* .................................................................     100,000    MIG1      100,000
Massachusetts Port Authority, Variable Demand Note, 3.75%, 7/1/15* ...............     700,000    A-1+      700,000
New Bedford, MA, General Obligation, Revenue Anticipation Note, 4.5%, 6/30/97 ....   1,000,000    NR      1,000,360
--------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $4,850,654)                                                  4,850,360
--------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 92.8%
--------------------------------------------------------------------------------------------------------------------
Massachusetts
Lowell, MA, General Obligation, prerefunded 2/15/01, 8.3%, 2/15/05** .............   1,635,000    AAA     1,875,345
Massachusetts Educational Loan Authority, Issue E, Series A, 6.7%, 1/1/02 (c) ....     435,000    AAA       463,739
Massachusetts General Obligation:
  Series A, 5.25%, 2/1/01 (c) ....................................................   3,000,000    AAA     3,050,790
  Series A, 5.2%, 6/1/04 .........................................................   1,000,000    AA      1,011,170
  Series C, prerefunded 12/1/00, 7.5%, 12/1/07** .................................     750,000    AAA       832,530
  Series C, prerefunded 12/1/00, 7%, 12/1/10** ...................................     775,000    AAA       834,481
Massachusetts Health & Educational Facilities Authority:
  Berkshire Health System, Series D, 5.3%, 10/1/03 (c) ...........................   1,350,000    AAA     1,371,209
  Berkshire Health System, Series C, 5.9%, 10/1/11 ...............................   1,000,000    BBB       954,310
  Central Massachusetts Medical Center, Series B, 6%, 7/1/02 (c) .................     500,000    AAA       524,110
  Daughters of Charity, Carney Hospital, prerefunded 7/1/00, 7.5%, 7/1/05** ......   1,000,000    AAA     1,099,350
  Daughters of Charity, Series D, 4.9%, 7/1/00 ...................................     700,000    AA        701,379
  Massachusetts Eye and Ear Infirmary Series A, 7%, 7/1/01 .......................   2,120,000    BBB     2,170,074
  Medical, Academic & Scientific:
   Series A, 5.9%, 1/1/00 ........................................................     500,000    A         508,205
   Series A, 6%, 1/1/01 ..........................................................   1,000,000    A       1,020,980
   Series A, 6.1%, 1/1/02 ........................................................     500,000    A         512,370
  St. Joseph's Hospital, Series C, prerefunded 10/1/99, 9.5%, 10/1/20** ..........   3,375,000    AAA     3,762,045
  Valley Regional Health System, Series C, 5.3%, 7/1/00 (c) ......................   1,500,000    AAA     1,517,355
  Wheaton College, Series B, prerefunded 7/1/99, 7.2%, 7/1/09** ..................     590,000    AAA       633,749

    The accompanying notes are an integral part of the financial statements.


              10 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                    Principal    Credit     Market
                                                                                    Amount ($)  Rating(b)  Value ($)
--------------------------------------------------------------------------------------------------------------------
Massachusetts Housing Finance Agency:
  Housing Project Revenue, Series A, 5.2%, 10/1/00 ...............................     575,000    A         585,160
  Multi-Family Housing Project 1988, Series A, prerefunded 4/1/98, 8.7%,
    4/1/14** .....................................................................   1,430,000    AAA     1,531,902
  Multi-Family Housing Project, Series A, 8.8%, 8/1/21 ...........................     665,000    A         689,266
  Single-Family Mortgage Revenue, Series 3, 7.875%, 6/1/14 .......................   4,000,000    AA      4,087,160
Massachusetts Industrial Finance Agency:
  Boston Museum of Fine Arts, Series 1996, 5.125%, 1/1/04 (c) ....................   1,000,000    AAA     1,009,770
  Cape Cod Health Systems, Series 1990, prerefunded 11/1/00, 8.5%, 11/15/20** ....   2,150,000    AAA     2,449,345
  College of the Holy Cross, Series 1996, 5.5%, 3/1/06 (c) .......................   1,000,000    AAA     1,028,090
  East Boston Neighborhood Project, 7.25%, 7/1/06 ................................   1,000,000    BB        998,200
  Leominister Hospital, Series 1989A, prerefunded 8/1/99, 8.625%, 8/1/09** .......   2,000,000    AAA     2,204,320
  Milton Academy, Revenue Refunding, Series A, prerefunded 9/1/99, 7.25%,
    9/1/19 (c)** .................................................................     700,000    AAA       755,447
  Resource Recovery, North Andover Solid Waste:
   Series A, 6.15%, 7/1/02 .......................................................     750,000    BBB       770,865
   Series A, 6.3%, 7/1/05 ........................................................   2,750,000    BBB     2,874,190
Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:
  6.75%, 7/1/17 ..................................................................   1,720,000    AAA     1,894,546
  Series B, 6.3%, 7/1/00 .........................................................     345,000    A         359,207
  Series B, 6.375%, 7/1/01 .......................................................   1,000,000    A       1,051,090
Massachusetts Port Authority USAIR 5.5%, 9/1/06 (c) ..............................     640,000    AAA       645,062
Massachusetts Turnpike Authority, Bond Anticipation Note, Series 1996A,
  5%, 6/1/99 .....................................................................   1,000,000    AA      1,009,810
Massachusetts Water Resource Authority, Series A, prerefunded 7/15/02, 6.75%,
  7/15/12** ......................................................................   1,000,000    AAA     1,102,010
Nantucket, MA, General Obligation, 6.25%, 12/1/02 ................................     250,000    A         265,680
New England Education Loan Marketing Corp., Massachusetts Student Loan Revenue
  Refunding, Issue A, 5.8%, 3/1/02 ...............................................   3,150,000    AAA     3,240,500
North Attleboro Massachusetts, General Obligation, 6%, 3/1/07 ....................   1,000,000    AAA     1,068,850
South Essex, MA, Sewer District, Series B, prerefunded 6/1/04, 6.75%,
  6/1/13 (c)** ...................................................................   1,000,000    AAA     1,119,930
Southeastern Massachusetts University Building, Series A, 5.5%, 5/1/04 (c) .......   1,010,000    AAA     1,038,926
Springfield, MA, Municipal Purpose Loan, General Obligation, Series 1996,
  6.25%, 8/1/06 (c) ..............................................................   1,000,000    AAA     1,081,590
Worcester, MA, General Obligation, Revenue Refunding, Series G, 6%, 7/1/01 (c) ...   2,000,000    AAA     2,091,100

    The accompanying notes are an integral part of the financial statements.


              11 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                    Principal    Credit     Market
                                                                                    Amount ($)  Rating(b)  Value ($)
--------------------------------------------------------------------------------------------------------------------
Puerto Rico
Puerto Rico Commonwealth:
  prerefunded 7/1/97, 7.125%, 7/1/02** ...........................................     410,000    AAA       420,484
  7.125%, 7/1/02 .................................................................   1,520,000    A       1,557,225
Puerto Rico Public Building Authority, 6.75%, 7/1/04 (c) .........................   2,250,000    AAA     2,494,598
--------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $61,739,310)                                         62,267,514
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $66,589,964) (a)                                               67,117,874
--------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $66,589,964. At April 30, 1997, net unrealized appreciation for all securities was $527,910. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $666,211 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $138,301.

 (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Services, Inc.

 (c)  Bond is insured by one of these companies: AMBAC, HIBI, or MBIA.

  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 ** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.


              12 - Scudder Massachusetts Limited Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of April 30, 1997 (Unaudited)

Assets
--------------------------------------------------------------------------------
               Investments, at market (identified
                 cost $66,589,964) .............................   $ 67,117,874
               Cash ............................................         18,422
               Interest receivable .............................      1,189,502
               Receivable for Fund shares sold .................         40,438
               Deferred organization expenses ..................         10,086
               Other assets ....................................          1,204
                                                                   ------------
               Total assets ....................................     68,377,526
Liabilities
--------------------------------------------------------------------------------
               Dividends payable ...............................         83,355
               Payable for Fund shares redeemed ................         44,751
               Accrued management fee ..........................         22,019
               Other payables and accrued expenses .............         34,341
                                                                   ------------
               Total liabilities ...............................        184,466
              ------------------------------------------------------------------
               Net assets, at market value                         $ 68,193,060
              ------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
               Net assets consist of:
               Unrealized appreciation on investments ..........        527,910
               Accumulated net realized loss ...................       (151,997)
               Paid-in capital .................................     67,817,147
              ------------------------------------------------------------------
               Net assets, at market value                         $ 68,193,060
              ------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
               Net Asset Value, offering and redemption price
                 per share ($68,193,060 / 5,732,994 outstanding
                 shares of beneficial interest, $.01 par value,   --------------
                 unlimited number of shares authorized) ........   $      11.89
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.


              13 - Scudder Massachusetts Limited Term Tax Free Fund

                             Statement of Operations

                   six months ended April 30. 1997 (Unaudited)

Investment Income
-------------------------------------------------------------------------------
               Interest ........................................   $  1,697,539
                                                                   ------------
               Expenses:
               Management fee ..................................        198,738
               Custodian and accounting fees ...................         26,531
               Services to shareholders ........................         30,268
               Trustees' fees and expenses .....................          6,417
               Auditing ........................................         18,492
               Legal ...........................................          2,819
               Reports to shareholders .........................         16,051
               Registration fees ...............................          3,480
               Amortization of organization expenses ...........          2,789
               Other ...........................................          3,320
                                                                   ------------
               Total expenses before reductions ................        308,905
               Expense reductions ..............................        (62,584)
                                                                   ------------
               Expenses, net ...................................        246,321
              ------------------------------------------------------------------
               Net investment income ...........................      1,451,218
              ------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
               Net realized gain from investments ..............            410
               Net unrealized depreciation on investments
                 during the period .............................       (522,676)
              ------------------------------------------------------------------
               Net loss on investments .........................       (522,266)
              ------------------------------------------------------------------
              ------------------------------------------------------------------
               Net increase in net assets resulting from
                 operations ....................................   $    928,952
              ------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


              14 - Scudder Massachusetts Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                      Six Months
                                                                         Ended
                                                                       April 30,     Year Ended
                                                                          1997       October 31,
Increase (Decrease) in Net Assets                                     (Unaudited)       1996
--------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ..............................  $  1,451,218    $  2,561,928
               Net realized gain (loss) on investments ............           410        (112,182)
               Net unrealized depreciation on investments
                 during the period ................................      (522,676)        (97,803)
                                                                     ------------    ------------
               Net increase in net assets resulting from
                 operations .......................................       928,952       2,351,943
                                                                     ------------    ------------
               Distributions to shareholders from net
                 investment income ................................    (1,451,218)     (2,561,928)
                                                                     ------------    ------------
               Fund share transactions:
               Proceeds from shares sold ..........................    15,810,341      39,513,439
               Net asset value of shares issued to shareholders
                 in reinvestment of distributions .................       927,553       1,674,479
               Cost of shares redeemed ............................   (13,527,656)    (30,966,008)
                                                                     ------------    ------------
               Net increase in net assets from Fund share
                 transactions .....................................     3,210,238      10,221,910
                                                                     ------------    ------------
               Increase in net assets .............................     2,687,972      10,011,925
               Net assets at beginning of period ..................    65,505,088      55,493,163
                                                                    --------------  -------------
               Net assets at end of period ........................  $ 68,193,060    $ 65,505,088
                                                                    --------------  -------------
Other Information
--------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ..........     5,463,378       4,615,167
                                                                     ------------    ------------
               Shares sold ........................................     1,320,453       3,294,988
               Shares issued to shareholders in reinvestment of
                 distributions ....................................        77,419         139,573
               Shares redeemed ....................................    (1,128,256)     (2,586,350)
                                                                     ------------    ------------
               Net increase in Fund shares ........................       269,616         848,211
                                                                    --------------  -------------
               Shares outstanding at end of period ................     5,732,994       5,463,378
                                                                    --------------  -------------

    The accompanying notes are an integral part of the financial statements.


              15 - Scudder Massachusetts Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the
                                                                                                             Period
                                                                                                           February 15,
                                                                   Six Months                                  1994
                                                                     Ended                                (commencement
                                                                   April 30,   Years Ended October 31,   of operations) to
                                                                      1997                                  October 31,
                                                                  (Unaudited)     1996        1995             1994
--------------------------------------------------------------------------------------------------------------------------
                                                                    ------------------------------------------------
Net asset value, beginning of period ...........................     $11.99      $12.02      $11.64          $12.00
                                                                    ------------------------------------------------
Income from investment operations:
Net investment income ..........................................        .26         .50         .54             .36
Net realized and unrealized gain (loss) on investment
  transactions .................................................       (.10)       (.03)        .38            (.36)
                                                                    ------------------------------------------------
Total from investment operations ...............................        .16         .47         .92             .00
                                                                    ------------------------------------------------
Less distributions from net investment income ..................       (.26)       (.50)       (.54)           (.36)
                                                                    ------------------------------------------------
Net asset value, end of period .................................     $11.89      $11.99      $12.02          $11.64
                                                                    ------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...........................................       1.36**      3.98        8.08            0.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................         68          66          55              36
Ratio of operating expenses, net to average daily net assets (%)        .75*        .67         .24              --
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) .................................        .94*        .90         .92            1.44*
Ratio of net investment income to average daily net assets (%) .       4.42*       4.16        4.56            4.45*
Portfolio turnover rate (%) ....................................        3.5*       12.4        27.4            26.3*

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


              16 - Scudder Massachusetts Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $141,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, (26,000) and October 31, 2004 (115,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Cost. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


              17 - Scudder Massachusetts Limited Term Tax Free Fund

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investments (excluding short-term) aggregated $7,701,456 and $1,080,111, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until October 31, 1997. For the six months ended April 30, 1997, the Adviser imposed fees amounting to $136,154 and the portion not imposed amounted to $62,584 at April 30, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SSC aggregated $19,839 of which $3,413 was unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $18,000, of which $3,000 was unpaid at April 30, 1997.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Trustees' fees aggregated $6,417.


              18 - Scudder Massachusetts Limited Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.





              19 - Scudder Massachusetts Limited Term Tax Free Fund

                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner, TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer


*Scudder, Stevens & Clark, Inc.


              20 - Scudder Massachusetts Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan*+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


              21 - Scudder Massachusetts Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

             22 - Scudder Massachusetts Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


             23 - Scudder Massachusetts Limited Term Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors

SCUDDER

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